Exhibit 10.23

PRIMER ENMENDIA A CONTRATO DE ARRENDAMIENTO que celebran par una parte, INMOBILIARIA LA RUMOROSA, S.A.P.I. DE C.V., representada en este acto por el SR. PABLO CHARVEL OROZCO (en lo sucesivo referido coma el “ARRENDADOR”), y par ofra parte FOOTPRINT MX, S. DE R.L. DE C.V. representada en este acto par el SR. OSCAR NATIVIDAD CORDERO ABITIA, (en lo sucesivo referido coma el “ARRENDATARIO”) y que formalizan al tenor de las siguientes declaraciones y clausulas.	FIRST AMENDMENT TO LEASE AGREEMENT entered into by and between INMOBILIARIA LA RUMOROSA, S.A.P.I. DE C.V. herein represented by MR. PABLO CHARVEL OROZCO, (hereinafter referred to as “LESSOR”) as a first party, and FOOTPRINT MX, S. DE R.L. DE C.V., herein represented by MR. OSCAR NATIVIDAD CORDERO ABITIA (hereinafter referred to as “LESSEE”) as a second party, pursuant to the following recitals and clauses.

DECLARACIONES:	RECITALS:

El ARRENDADOR declara en este acto por conducto de su Representante Legal, el Sr. PABLO CHARVEL OROZCO:	LESSOR hereby declares by means of its Legal Representative, Mr. PABLO CHARVEL OROZCO:

I. Que el ARRENDADOR se encuentra debidamente representado par el Sr. PABLO CHARVEL OROZCO, quien tiene capacidad legal suficiente para actuar en su representacion y para obligarla en las terminos del presente Enmienda a Contrato de Arrendamiento, segun la Escritura Publica No. 80,532, libro 1,604, de fecha 11 de Marzo del 2020, pasada ante la le del Lic. Joaquin Ignacio Mendoza Pertierra, Notario Publico No. 62 de la ciudad de Mexico. Asimismo, el Sr. PABLO CHARVEL OROZCO manifiesta que tales facultades no le han sido revocadas ni limitadas en forma alguna.	I. That LESSOR is duly represented herein by MR. PABLO CHARVEL OROZCO, who has sufficient legal capacity to act on its name and representation and to bind it in terms of this Amendment to Lease Agreement, as evidenced in Public Instrument No. 80,532, book 1,604, dated March 11, 2020, executed before Attorney Joaquin Ignacio Mendoza Pertierra, Notary Public No. 62 in the city of Mexico. Furthermore, MR. PABLO CHARVEL OROZCO hereby represents that such authority has not been limited nor revoked in any manner whatsoever.

II. Que el ARRENDADOR tiene su domicilio legal en Avenida Eucalipto y Venustiano Carranza 2399, Colonia Rivera, Mexicali, Baja California, Mexico.	II. That LESSOR has its legal address at Avenida Eucalipto y Venustiano Carranza 2399, Colonia Rivera, Mexicali, Baja California, Mexico.

El ARRENDATARIO declara en este acto por conducto de su Representante Legal, el Sr, OSCAR NATIVIDAD CORDERO ABITIA:	LESSEE hereby declares by means of its Legal Representative, Mr. OSCAR NATIVIDAD CORDERO ABITIA:

III. Que el ARRENDATARIO se encuentra debidamente representado por el Sr. OSCAR NATIVIDAD CORDERO ABITIA, quien tiene capacidad legal suficiente para actuar en su representacion y para obligarla en las terminos del presente Enmienda a Contrato de Arrendamiento, segun la Escritura Publica No. 125,655, del volumen 3,333, de fecha 22 de Julio del 2018, otorgada ante el Lic. Carlos Enriquez de Rivera Castellanos, Notario Publico numero 9 del la ciudad de Mexicali, Baja California, Mexico. Asmismo, el Sr. OSCAR NATIVIDAD CORDERO ABITIA manifiesta que tales tacultades no le han sido revocadas ni limitadas en forma alguna	III. That LESSEE is duly represented herein by MR. OSCAR NATIVIDAD CORDERO ABITIA, who has sufficient legal capacity to act on its name and representation and to bind it in terms of this Agreement, as evidenced in Public Instrument Number 125,655, volume 3,333, issued on July 22, 2018, before Attorney Carlos Enriquez de Rivera Castellanos, Notary Public Number 9 of the City of Mexicali, Baja California, Mexico. Furthermore, MR. OSCAR NATIVIDAD CORDERO ABITIA hereby represents that such authority has not been limited nor revoked in any manner whatsoever.

IV. Que el domicilio en que tiene el principal asiento de sus operaciones es el ubicado en Carretero Mexicali Islas Agrarias Kilómetro 10.5, Mariano Abasolo, en Mexicali, Baja California, México, y que el Registro Federal de Contribuyentes del ARR END AT ARIO es ERl-0548-3E6	IV. The address at which it has its principal place of business is located in Carretera Mexicali Islas Agrarias Kilómetro 10.5, Mariano Abasolo, Mexicali, Baja California, México, and LESSEE’S Federal Tax Payers Registry number is ERI-0548-3E6.

Ambas partes declaran de manera conjunta:	The Parties hereby declare jointly:

V. Que celebraron un Contrato de Arrendamiento, (en lo subsecuente referido como el “Contrato”), de fecha 01 de Febrero del 2019.	V. That they entered into a Lease Agreement (hereinafter referred to as the “Lease”), dated February 01, 2019.

VI. Que es su intencion celebrar el presente Endmienda al Contrato de Arrendamiento, tal y como se estipula a continuacion.	VI. That it is their intention to enter into this Amendment to Lease Agreement, as provided for herein.

De conformidad a todo lo anterior, las partes acuerdan las siguientes:	Pursuant to the above, the parties agree as follows:

CLAUSULAS:	CLAUSES:

PRIMERA. Definiciones. Los términos aquí establecidos pero no definidos, tendrán el mismo significado que lo establecido en el Contrato.	FIRST. Defined Terms. Capitalized terms used herein but not defined herein shall have the same meaning as set forth in the Lease.

SEGUNDA. Declaraciones. Se modifica la Declaración II y V del Contrato de Arrendamiento para quedar como sigue:	SECOND. Recitals. Declarations II and V of the Lease Agreement is modified to read as follows:

II. Que por medio del número instrumento público 80,532, libro 1,604, de fecha 11 de Marzo del 2020, pasada ante la fe del Lic. Joaquín Ignacio Mendoza Pertierra, Notario Público No. 62 de a ciudad de México, cambió su denominación a “INMOBILIARIA LA RUMOROSA SOCIEDAD ANONÍMA PROMOTORA DE INVERSIÓN DE CAPITAL VARIABLE”, de igual manera declara el SR. PABLO CHARVEL OROZCO que tiene la capacidad legal suficiente para actuar en su nombre y representación y sujetarla en los términos del presente Contrato según consta en la Escritura descrita en la presente Declaración y cuya copia de dicha escritura se acompaña a este Contrato como Anexo “B”.	II. That by means of public instrument number 80,532, book 1,604, dated March 11 , 2020, executed before Attorney Joaquin Ignacio Mendoza Pertierra, Notary Public No. 62 in the city of Mexico, changed its name to “INMOBILIARIA LA RUMOROSA SOCIEDAD ANONÍMA PROMOTORA DE INVERSIÓN DE CAPITAL VARIABLE”, likewise MR. PABLO CHARVEL OROZCO hereby declares that he has sufficient legal capacity to act on its name and representation and to bind it in terms of this Agreement as stated in the public instrument described in this Declaration and whose copy of said instrument is attached to this Agreement as Exhibit “B”.

V. Que es propietaria y puede disponer libremente de una porcion de terreno, identificado coma Late 1, Bloque 5, del Parque Industrial Valle de Calafia, con una superficie total de 81,140.32 m2 (ochenta y un mil ciento cuarenta punto treinta y dos metros cuadrados}, equivalentes a 873,394.40 ft2 (ochocientos setenta y tres mil trescientos noventa y cuatro punto cuarenta pies cuadrados), y de las mejorias construidas en el mismo y que se detallar6n mas adelante en el presente, incluyendo pero no limitado al edificio ubicado dentro de dicho parque industrial, identificado coma Edificio Industrial IV. El alcance de este contrato constituye una superficie de terreno dentro de dicho Late, de 4,782.41 m2 (cuatro mil setecientos ochenta y dos punto cuarenta y un metros cuadrados), equivalentes a 51,477.56 ft2 (cincuenta y un mil cuatrocientos setenta y siete punta cincuenta y seis pies cuadrados), en lo subsecuente referida coma la “Superficie de Terreno”, con una superficie construida total de 2,363.89 m2 (dos mil trecientos sesenta y tres punto ochenta y nueve metros cuadrados},	V. It is the owner and may freely dispose of a portion of land, described as Lot 1, Block 5, of Parque Industrial Valle de Calafia, with a total surface of 81,140.32 m2 (eighty one thousand· one hundred and forty point thirty two square meters), equivalent to 873,394.40 ft2 (eight hundred and seventy three thousand three hundred ninety four point forty square feet), and of the improvements therein constructed, as detailed hereinafter in the present document, including but not limited to the building located within said industrial park, identified as Industrial Building IV. The scope of this agreement constitutes a land area within such Lot, of 4,782.41 m2 (four thousand seven hundred and eighty two point forty one square meters), equivalent to 51,477.56 ft2 (fifty one thousand four hundred and seventy seven point fifty six square feet), subsequently referred to as the “Land Surface”, with a total constructed area of 2,363.89 m2 (two thousand three hundred and sixty three point eighty nine square meters), equivalent to 25,444.70 ft2 (twenty five thousand four hundred and forty four point seventy square feet), consisting of the area identified as Module A of Industrial Building JV of Parque Industrial Valle de

equivalente a 25,444.70 ft2 (veinticinco mil cuatrocientos cuarenta y cuatro punto setenta pies cuadrados), correspondiente al area identificada coma Modulo A del Edificio Industrial IV del Parque Industrial Valle de Calafia, que incluye veintitres (23) espacios para estacionamiento de vehiculos, y que corresponde al domicilio ubicado en Avenida Valle de Calafia 80, Nave IV Modulo A, Colonia Mariano Abasolo, C,P. 21600 Mexicali, Baja California, Mexico.

Dicho edificio industrial, las mejorias establecidas en el presente contracto, y las espacios de estacionamiento que corresponden a dicho edificio, en lo sucesivo referido c denominadas conjunta e indistintamente como la “Propiedad Arrendada”, y se especifican en el Anexo “C” que firmado de aceptacion con las mismas par las partes se anexado al presente contrato formando parte del mismo.

Calafia, which includes twenty three (23) vehicle parking spaces, and corresponds to the address located in Avenida Valle de Calafia 80, Nave IV Modulo A, Colonia Mariano Abasolo, C.P. 21600 Mexicali, Baja California, Mexico.

Said industrial building, improvements mentioned in this agreement and parking spaces corresponding to said building, are hereinafter referred collectively and indistinctively as the “Leased Property”, and are detailed in Exhibit “C” that duly accepted and executed by the parties is attached hereto and made a part hereof.

TERCERA. Vlgencia y efectos legales. Ambas partes acuerdan y se obligan a mantener vigentes y respetar todos y coda uno de los Terminos y Condiciones eslablecidos en el Conlralo de Arrendamiento, en lodo aquello que no se conlraponga a. los terminos del presente Enmienda a Contrato de Arrendamienlo.	THIRD. Full force and effect. Both parties hereby agree and are bound to keep in effect and honor all and each one of the Terms and Conditions contained in the Lease, in all matters not contravening the terms of the present Amendment lo Lease Agreement.

EN VIRTUD DE LO CUAL las partes ejecutan el presente convenio modificalorio por duplicado en la ciudad de Mexicali, Baja California, el dia cuatro (04) de Septiembre del ano dos mil veinte (2020).	IN WITNESS WHEREOF the parties execute this Amendment by duplicate, in the City of Mexicali, Baja California, on fourth (04), of September year two thousand and twenty (2020).

ARRENDADOR:	LESSOR:

/s/ PABLO CHARVEL OROZCO	/s/ PABLO CHARVEL OROZCO
INMOBILIARIA LA RUMOROSA, S.A.P.I. DE C.V., PABLO CHARVEL OROZCO.	INMOBILIARIA LA RUMOROSA, S.A.P.I. DE C.V., PABLO CHARVEL OROZCO.

ARRENDATARIA:	LESSEE:

/s/ OSCAR NATIVIDAD CORDERO ABITIA	/s/ OSCAR NATIVIDAD CORDERO ABITIA
FOOTPRINT MX, S. DE R.L. DE C.V., OSCAR NATIVIDAD CORDERO ABITIA.	FOOTPRINT MX, S. DE R.L. DE C.V., OSCAR NATIVIDAD CORDERO ABITIA.

TESTIGOS:	WITNESSES:

/s/ [witness signature]	/s/ [witness signature]

Anexo B / Exhibit B

[Intentionally omitted pursuant to Item 601(a)(5) of Regulation S-K]